UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2020

AXCELLA HEALTH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38901	26-3321056
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

840 Memorial Drive Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (857) 320-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	AXLA	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 28, 2020, Axcella Health Inc. (the “Company”) entered into a Third Amendment to Loan and Security Agreement (the “Loan Amendment”) with Solar Capital Ltd., in its capacity as collateral agent and as a lender (the “Lender”). The Loan Amendment amends the terms of that certain Loan and Security Agreement by and among the Company and the Lender, dated as of January 9, 2018, as amended by that certain First Amendment to Loan and Security Agreement dated as of October 7, 2018, as further amended by that certain Second Amendment to Loan and Security Agreement dated as of November 30, 2018 (as amended, the “Loan Agreement”) to, among other things; (i) extend the date on which repayment of principal commences under the Loan Agreement until November 2021, (ii) provide for further extensions of the date on which repayment of principal commences under the Loan Agreement to January 2022 and May 2022, provided that certain specified regulatory and clinical milestones are satisfied by the Company, (iii) increase the final payment fee by 1.00% to 6.35% and (iv) add a 0.20% floor to the LIBOR rate.

The above description of the Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Amendment, which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Third Amendment to Loan and Security Agreement, dated August 28, 2020, by and between Axcella Health Inc. and Solar Capital Ltd.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXCELLA HEALTH INC.

Date: August 31, 2020	By:	/s/ William R. Hinshaw, Jr.
William R. Hinshaw, Jr.
Chief Executive Officer, President and Director